                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         iBEAM Broadcasting Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

               Delaware                                  94-3296895
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

           645 Almanor Avenue, Suite 100, Sunnyvale, California  94086
--------------------------------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

333-95833
---------

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.0001 Par Value
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

          The class of securities to be registered hereunder is Common Stock, $0.0001 par value per share, of iBEAM Broadcasting Corporation (the "Registrant"). The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-1 (File No. 333-95833), as originally filed and subsequently amended (the "Registration Statement on Form S-1"), which Registration Statement on Form S-1 was originally filed with the Securities and Exchange Commission on February 1, 2000, is incorporated herein by reference.

Item 2.   Exhibits
          --------

  Number                                      Description
 --------   ---------------------------------------------------------------------------
    3.2*    Form of Amended and Restated Certificate of Incorporation of the Registrant
    3.4*    Form of Amended and Restated Bylaws of the Registrant
    4.1*    Specimen Common Stock Certificate
    4.2*    Third Amended and Restated Investor Rights Agreement
    4.4*    Amended and Restated Voting Agreement dated February 15, 2000
    4.5*    Voting Agreement with Liberty IB, Inc. dated February 12, 1999



--------------------
* Incorporated herein by reference to the exhibits of the same number in the Registration Statement on Form S-1 (File No. 333-95833).

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 16, 2000

                                 IBEAM BROADCASTING CORPORATION

                                 By:  /s/ Chris Dier
                                      -----------------------------------
                                      Chris Dier, Chief Financial Officer

                                      -3-